                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE COMMISSION


                               CHASE FUNDING, INC.
   Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-C1
            (formerly known as "Chemical Mortgage Securities, Inc.")
--------------------------------------------------------------------------------
                             (Issuer of Securities)


         New York                       333-68848                13-3436103
------------------------------   ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


343 Thornall Street, Edison, NJ                                  08837
----------------------------------------                     -------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           (732) 205-0600

If this Form relates to the              If this Form relates to the
registration of a class of debt          registration of a class of debt
securities and is effective upon         securities and is to become effective
filing pursuant to General Instruction   simultaneously with the effectiveness
A (c) (1) please check the following:    of a concurrent registration statement
                                         under the Securities Act of 1933
                                         pursuant to General Instruction A (c)
-----                                    (2) please check the following:

                                           X
                                         -----

Securities to be registered to Section 12(b) of the Act:

      Title of each Class                      Name of each Exchange on which
      to be registered                         each Class is to be registered

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

Securities to be registered pursuant to Section 12 (g) of the Act:

         Class IA1 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA2 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA3 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA4 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA5 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA6 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM1 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM2 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IB Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIA1 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIA2 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM1 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM2 Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIB Mortgage Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA1 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA2 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA3 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA4 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA5 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA6 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IB Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIA1 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIB Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM1 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM2 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM1 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM2 Mortgage Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA1 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA2 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA3 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA4 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA5 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA6 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM1 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM2 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IB Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIA1 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM1 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM2 Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIB Mortgage Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA1 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA2 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA3 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA4 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA5 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA6 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM1 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM2 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IB Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIA1 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM1 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM2 Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIB Mortgage Loan Asset-Backed Certificates, Series 2002-4
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA1 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA2 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA3 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA4 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA5 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IA6 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM1 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IM2 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IB Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIA1 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM1 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIM2 Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

         Class IIB Mortgage Loan Asset-Backed Certificates, Series 2002-C1
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered:

         The Registrant has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (file no. 333-68848) with respect to the securities being registered hereunder, and has filed with the Commission pursuant to Rule 424 (b) under the Securities Act of 1933, as amended, the final form of the prospectus relating to the initial offering of such securities, which includes a description of such securities. Such prospectus is hereby incorporated by reference herein.

Item 2.  Exhibits

1.       Form of Pooling and Servicing Agreement.*




----------------
* Incorporated by reference to the Registrant's Registration Statement

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 28, 2003

                                                JPMORGAN CHASE BANK (f/k/a
                                                "The Chase Manhattan
                                                Bank"), As Paying Agent, on
                                                behalf of Chase Funding,
                                                Inc.


                                                By: /s/ Andrew M. Cooper
                                                --------------------------------
                                                Name: Andrew M. Cooper
                                                Title: Assistant Vice President